THE AMERICAN TRUST ALLEGIANCE FUND

Series of Advisors Series Trust

Supplement dated February 4, 2008 to the
Statement of Additional Information dated June 28, 2007

Effective immediately, page 5 of the American Trust Allegiance Fund’s (the “Fund’s”) Statement of Additional Information is revised to add the following disclosure:

Exchange-Traded Funds

The Fund may also invest in shares of exchange-traded funds (“ETFs”).  ETFs are investment companies which seek to replicate the performance, before fees and expenses, of an underlying index of securities.  An ETF is similar to a traditional index mutual fund but trades at different prices during the day on a securities exchange like a stock.   Similar to investments in other investment companies discussed above, a Fund’s investments in ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company.  In addition, a Fund’s investment in ETFs is also subject to its limitations on investments in investment companies discussed above.  To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries.  The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase and sell these shares on the secondary market at their current market price, which may be more or less than their net asset value.  Investors in the Fund should be aware that ETFs are subject to “tracking risk,” which is the risk that an ETF will not be able to replicate exactly the performance of the index it tracks.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price.  ETF shares historically have tended to trade at or near their net asset value, but there is no guarantee that they will continue to do so.  Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETF only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF.  The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Exchange-Traded Notes

The Fund may also invest in shares of exchange-traded notes (“ETNs”).  ETNs are a type of unsecured, unsubordinated debt security that combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day’s index factor. ETN returns are based upon the performance of a market index minus applicable fees. ETNs do not make periodic coupon payments and provide no principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying index remaining unchanged.  Recent private letter rulings by the Internal Revenue Service have indicated that a regulated investment company can rely on favorable treatment concerning whether ETNs that track commodity indices generate qualifying income under Section 851(b)(2).

Additionally, please replace the table found in the section titled, “Management” on pages 10-12 of the Statement of Additional Information with the following:

Independent Trustees

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustees*	Other Directorships Held
Walter E. Auch (age 86, dob 4/12/1921) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Management Consultant; formerly Chairman, CEO of Chicago Board Options Exchange (CBOE) and President of Paine Webber.	1	Director, Sound Surgical Technologies, LLC; Director/Trustee, Consulting Group Capital Markets Funds (Smith Barney) (11 portfolios); The UBS Funds (57 portfolios).

James Clayburn LaForce (age 79, dob 12/28/1928) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Dean Emeritus, John E. Anderson Graduate School of Management, University of California, Los Angeles.	1	Trustee, The Payden Funds (21 portfolios); The Metzler/Payden Investment Group (6 portfolios); and Arena Pharmaceuticals.

Donald E. O’Connor (age 71, dob 6/18/1936) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Retired; former Financial Consultant and former Executive Vice President and Chief Operating Officer of ICI Mutual Insurance Company (until January 1997).	1	Independent Trustee, The Forward Funds (16 portfolios).

George J. Rebhan (age 73, dob 7/10/1934) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since May 2002.	Retired; formerly President, Hotchkis and Wiley Funds (mutual funds) (1985 to 1993).	1	Trustee, E*TRADE Funds (6 portfolios).

George T. Wofford (age 68, dob 10/8/1939) 615 E. Michigan Street Milwaukee, WI 53202	Trustee	Indefinite term since February 1997.	Senior Vice President, Federal Home Loan Bank of San Francisco.	1	None.

Officers of the Trust

Name, Address and Age	Position with The Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years

Joe D. Redwine (age 60, dob 7/9/1947) 615 E. Michigan Street Milwaukee, WI 53202	Chairman, Chief Executive Officer and Principal Executive Officer	Indefinite term since September 2007.	President, CEO, U.S. Bancorp Fund Services, LLC since May 1991.

Douglas G. Hess (age 40, dob 7/19/1967) 615 E. Michigan Street Milwaukee, WI 53202	President	Indefinite term since June 2003.	Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since March 1997.

Cheryl L. King (age 46, dob 8/27/1961) 615 E. Michigan Street Milwaukee, WI 53202	Treasurer	Indefinite term since December 2007.	Assistant Vice President, Compliance and Administration, U.S. Bancorp Fund Services, LLC since October 1998.

Robert M. Slotky (age 60, dob 6/17/1947) 2020 E. Financial Way Glendora, CA 91741	Vice President, Chief Compliance Officer, AML Officer	Indefinite term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001, formerly Senior Vice President, ICA (May 1997 – July 2001).

Jeanine M. Bajczyk, Esq. (age 42, dob 4/16/1965) 615 E. Michigan Street Milwaukee, WI 53202	Secretary	Indefinite term since June 2007.
Vice President and Counsel, U.S. Bancorp Fund Services, LLC, since May 2006; Senior Counsel, Wells Fargo Funds Management, LLC, May 2005 to May 2006; Senior Counsel, Strong Financial Corporation, January 2002 to April 2005.

*
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Please retain this Supplement with your Statement of Additional Information for future reference.